SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENT
SUBSEQUENT EVENT

22. SUBSEQUENT EVENT

The Group has evaluated subsequent events through April 28, 2021, which is the date when the audited consolidated financial statements were issued.

On February 9, 2021, a group of investors led by an affiliate of Xiaomi Corporation has subscribed to purchase convertible notes in an aggregate principal amount of US$65 million through a private placement. Consummation of the placement of the convertible notes is subject to satisfaction of customary closing conditions. The convertible notes to be issued will mature in 2026 unless previously converted.

On April 5, 2021, a group of investors has subscribed to purchase convertible notes in an aggregate principal amount of US$90 million through a private placement. Consummation of the placement of the convertible notes is subject to satisfaction of customary closing conditions. The convertible notes to be issued will mature in 2026 unless previously converted.